Fundamental Investors

1996 Annual Report

Perspectives on how your fund's investment decisions are made

THE AMERICAN FUNDS GROUP (R)

for the year ended December 31

[Cover: Abstract illustration of ideas and concepts]

FUNDAMENTAL INVESTORS (SM) SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME THROUGH INVESTMENTS IN COMMON STOCKS.

Fundamental Investors' Total Return

Year by Year

              CAPITAL       INCOME        TOTAL
              RESULTS       RETURN        RETURN
1987          + 0.9%        +2.9%         + 3.8%
1988          +12.4         +3.6          +16.0
1989          +24.3         +4.3          +28.6
1990          - 9.2         +3.0          - 6.2
1991          +27.5         +2.8          +30.3
1992          + 7.8         +2.4          +10.2
1993          +15.7         +2.5          +18.2
1994          - 1.2         +2.5          + 1.3
1995          +31.9         +2.3          +34.2
1996          +18.2         +1.8          +20.0

10-year average annual
compound rate of return                   +14.9%
10-year total return                     +301.6%
Lifetime total return (since 8/1/78)    +1,432.4%

Total return measures both capital results (changes in net asset value) and income return (from income dividends), assuming reinvestment of all dividends and capital gain distributions.

10 Most Successful Holdings
for the twelve months ended 12/31/96

                                               PERCENT
                                               CHANGE
Dell Computer                                  +206.9%
Canadian National Railway System               +153.3
Intel                                          +130.7
U.S. Industries                                + 87.1
El Paso Natural Gas                            + 75.7
CITIC Pacific                                  + 69.7
International Business Machines                + 64.6
Citicorp                                       + 53.2
Gillette                                       + 49.2
Conrail                                        + 42.3

10 Least Successful Holdings
for the twelve months ended 12/31/96

                                               PERCENT
                                               CHANGE
Adobe Systems                                  -39.7%
United HealthCare                              -31.3
Tele-Communications,TCI                        -28.1
Eastern Utilities Associates                   -26.5
Viacom                                         -26.4
Armco                                          -13.1
Georgia Gulf                                   -12.6
Eastman Chemical                               -11.8
NYNEX                                          -10.9
AirTouch Communications                        -10.6

The percentage change reflects the increase or decrease in market price, excluding dividends.

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of January 31, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 1.52%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. KEEP IN MIND THAT THE FUND MAY ALSO INVEST IN INTERNATIONAL SECURITIES WHICH CAN BE MORE VOLATILE SINCE THEIR PRICES ARE INFLUENCED BY CURRENCY FLUCTUATIONS AS WELL AS TYPICAL ECONOMIC AND BUSINESS FACTORS.

FELLOW SHAREHOLDERS:

We are pleased to report another strong year for fund shareholders. The value of your investment in Fundamental Investors increased 20.0% in 1996 if you reinvested all dividends and capital gain distributions.

The fund's income objective was reflected in four 10-cent quarterly dividends. This represented an income return of 1.8% on a reinvested basis. The capital gain distributions paid in February and November totaled $1.76 per share: 35 cents in short-term gains and $1.41 in long-term gains.

The last two years have been especially rewarding for investors in the fund with this year's 20% gain following on 1995's 34% return. During this two-year period, the Consumer Price Index advanced only 5.9%, so shareholders made real progress in the quest to increase the value of their investments well beyond the cost of living. A dollar invested in the fund at the beginning of 1995 would have been worth $1.61 at year-end 1996. The magnitude of the results for this period are best appreciated in a historical context. Over the 30 years ended in 1994, the total return on stocks (as measured by the unmanaged Standard & Poor's 500 Composite Index) averaged about 10% annually - and only about 4% after the effects of inflation.

We did, however, trail the 22.9% earned by the S&P 500 in 1996, the benchmark by which we measure ourselves. There are two major reasons for the difference in results. First, the S&P 500's increase was not broad-based. It reflected the impact of extraordinary growth in a relatively small number of very large capitalization stocks. Second, with the U.S. bull market growing long in the tooth, the fund took advantage of its flexibility and invested almost 14% of its assets in non-U.S. companies (9% outside the S&P 500). Another 5.2% was held in cash equivalents, whereas the S&P 500 is fully invested.

We believe that diversifying into companies that have not fully participated in the market run-up, are somewhat smaller, or are domiciled outside the U.S. are ways to protect against a U.S. market correction. Another is to rely on income-producing stocks as a possible buffer against volatility. In the past, we invested in a number of banks and utilities for that income. However, we are less certain about these sources as a result of the extraordinary three-year rise in bank stocks and the less secure dividend environment for utilities in this period of regulatory change. Consequently, we have looked for an alternative source of income, increasing our stake in oil and other energy companies from a total of 8.8% at year-end 1995 to 15.1% by the end of 1996. We'll explore this shift more thoroughly in our feature story that begins on page 4.

While we are cautious short term, long term we retain the optimism that has been at the root of our success. Of 1996's ten most successful holdings, three were technology-driven companies. Each decision to own these companies was defined by our fundamental approach:

Intel's management team continues to impress us with its growing leadership of the microprocessor revolution (+130.7%).

Dell Computer pioneered the direct distribution of personal computers using Intel's microprocessor and Microsoft's operating system (+206.9%).

IBM has worked to create value through its increasingly effective field force (+64.6%).

As has been the case throughout the fund's lifetime, the portfolio is dominated by companies that most Americans know well, such as Boeing (+35.7%), Caterpillar (+28.1%), Colgate-Palmolive (+31.3%) and Sears (+18.3%).

The fund remains focused on a number of entertainment companies in light of the rapidly expanding worldwide market for their products. This year there were some disappointments, such as Time Warner, which is on our list of ten largest holdings (-1.0%). Long term, we are confident about this company's future, with its rich assets and some indications of a changing attitude aimed at enhancing shareholder value.

Though the poorest showing in the list of ten largest is AT&T (-4.7%), we have taken advantage of price weakness and bought more of it, given our optimism about changes in management.

We remain upbeat about the future of Fundamental Investors. Our fellow shareholders opnow number over 300,000, many of whom invest in the fund as part of a retirement plan. It is gratifying to see the fund used by those seeking to achieve long-term goals, since we believe Fundamental Investors is best suited for shareholders who have the time to let the value of compounding work.

We invite you to read our feature story and explore with us how ideas and research are transformed into the fund's investment decisions.

Sincerely,

/S/Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/James E. Drasdo
James E. Drasdo
President

February 14, 1997

FOLLOWING THE COURSE OF AN INVESTMENT IN FUNDAMENTAL INVESTORS

This chart illustrates how a $10,000 investment in the fund grew between August 1, 1978 - when Capital Research and Management Company became Fundamental Investors' investment adviser - and December 31, 1996, taking into account the maximum 5.75% sales charge. Sales charges are lower for accounts of $50,000 or more. The chart also shows how a leading unmanaged stock market index fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).
Here are the total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 1996, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                   TOTAL         AVERAGE ANNUAL
                   RETURN        COMPOUND RETURN
10 years           +278.48%      +14.24%
Five years         +100.19%      +14.89%
One year           + 13.08%      -

HOW A $10,000 INVESTMENT HAS GROWN
[chart]

                Capital                                                                   S&P 500        Consumer
                Value                         Total Value                                 Index with     Price Index
Year Ended      Dividends     Value at        Dividends        Value at        Total      dividends      (inflation)
December 31     in Cash       Year-End/1/     Reinvested       Year-End/1/     Return     reinvested     /4/
1978/5/         $216          $8,947          $217             $9,155          -8.4%      $9,800         $10,304
1979            405           9,892           421              10,556          15.3       11,625         11,674
1980            552           11,390          603              12,807          21.3       15,379         13,136
1981            579           10,688          665              12,654          -1.2       14,616         14,307
1982            634           13,522          769              16,957          34.0       17,755         14,855
1983            594           16,424          755              21,389          26.1       21,759         15,419
1984            555           16,759          734              22,620          5.8        23,126         16,027
1985            581           21,148          795              29,448          30.2       30,449         16,636
1986            636           25,151          894              35,941          22.0       36,101         16,819
1987            717           25,463          1,034            37,295          3.8        38,010         17,565
1988            895           28,561          1,328            43,246          16.0       44,307         18,341
1989            1,225         35,438          1,877            55,597          28.6       58,316         19,193
1990            1,059         32,180          1,678            52,130          -6.2       56,492         20,365
1991            903           40,940          1,477            67,947          30.3       73,659         20,989
1992            989           44,059          1,655            74,871          10.2       79,250         21,598
1993            1,083         50,884          1,857            88,466          18.2       87,213         22,192
1994            1,238         50,319          2,171            89,641          1.3        88,342         22,786
1995            1,161         66,210          2,082            120,306         34.2       121,500        23,364
1996            1,197         78,143/3/       2,188            144,351/2/      20.0       149,324        24,140

[end chart]

AVERAGE ANNUAL COMPOUND RATE OF RETURN FOR 18 1/2 YEARS  15.6%

/1/ Results reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes.

/2/ Includes reinvested dividends of $23,200 and reinvested capital gain distributions of $50,406.

/3/ Includes reinvested capital gain distributions of $30,846, but does not reflect income dividends of $15,219 taken in cash.

/4/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

/5/ For the period August 1, 1978 (when Capital Research and Management Company became investment adviser) through December 31, 1978.

Past results are not predictive of future results.

The indexes are unmanaged.

TURNING IDEAS AND RESEARCH INTO DECISIONS

Is investing an art or a science? Is it creative or is it technical? The answer is "all of the above."

It's that delicate handoff from right brain to left brain that makes successful investing so difficult. To better understand how Fundamental Investors goes about that process, we will explore in the pages that follow the fund's basic mission and its unusual approach to carrying out that mission. Through conversations with your portfolio counselors, we'll also look at examples of how the fund searches for growth and income while remaining attentive to market conditions.

THE MISSION

As stated in your fund's prospectus, our mission is to seek long-term growth of capital and income through investments in common stocks.

Translation:

You have entrusted us with your money and expect us to fulfill two core assignments:

1. return more dollars to you in the future than you gave us initially; and

2. provide you with income you can either spend today or reinvest to act as a buffer against market declines.

You expect us to make good on these assignments over the long term - say five to ten years - by investing your money in stocks that appear capable of helping us reach those goals over time.

Before we explore the particulars of how we work to achieve that mission, it may be helpful to gain a perspective on how the very foundation and philosophical approach of Fundamental Investors differs from other mutual funds.

FUNDAMENTAL INVESTORS - WHAT MAKES US DIFFERENT?

Multiple managers. One of the biggest differences and greatest advantages Fundamental Investors has over the typical mutual fund is that it is managed by multiple investment professionals, not just one. Think of your fund as a pie divided into four slices. Each section is managed independently: Three sections are managed by portfolio counselors who are knowledgeable generalists; the fourth section is managed by a group of research analysts who are specialists in particular industries.

The three portfolio counselors - Gordon Crawford, Jim Drasdo and Dina Perry (who have 78 years of combined investment experience) - each manage their individual section as if it constituted an entire mutual fund. With their portion of shareholders' assets, they make investment selections based on their own ideas, information and convictions. Working to meet the fund's objective and overall guidelines, they invest in a diverse range of stocks. Taken together, this system provides shareholders with greater diversity of investment style and preference than in funds managed by a single individual or by committee consensus.

Adding further to that diversity is the fourth slice of the pie filled with stocks purchased by a group of CRMC research analysts. Typically, analysts conduct research and then offer "buy," "sell" or "hold" recommendations to portfolio counselors. Our analysts, in addition to making recommendations to others, put money where their conviction is by buying stocks in their industry of expertise and get bonuses based on the outcome. When analysts urge portfolio counselors to buy a stock, the counselors ask, "Do you own it in your research portfolio?" Actions speak louder than "buy" recommendations.

No instant-gratification guarantee. While other funds may feel pressured to take undue risk and make short-term decisions to look good today, we take a different approach. We see our relationship with you as a long-term proposition, and decisions are made with that in mind. We believe we can be more successful with your investment over the long haul if we can focus on finding undervalued, out-of-favor (and, therefore, inexpensive) companies before others recognize their value. With a long-term perspective, we can afford to wait for these values to materialize.

In good times and bad. Our long-term relationship with you carries with it an obligation to which few pay heed in a raging bull market - to protect our shareholders in bad times as well as enhance their investments in good times. While others may be bent on taking advantage of the momentum of seemingly ever-rising prices, we plan for the inevitable dip. We do that by trying to provide you with a cushion of income, less volatile stocks and tried-and-true companies that have a history of holding up in tough times. Sure, we want the fund to participate in market advances, but not at the expense of unchecked losses in the downhill phase. Long-term outlooks and reasoned decisions have allowed us to meet our shareholders' long-term objectives for the past 18 years.

HOW HAVE WE MADE THAT HAPPEN? THAT'S WHAT WE'LL DISCUSS IN THE NEXT SEVERAL PAGES. WE'LL TALK ABOUT TRYING TO FORETELL FUTURE GROWTH, THE CHALLENGING SEARCH FOR INCOME AND HOW WE STRIVE TO SHIELD YOUR INVESTMENT FROM UNDUE RISK.

[Pull Quote]
How do we transform your dollars into securities that can help meet your financial goals?
[End Pull Quote]

[Photo Caption]
Gordon Crawford
Jim Drasdo
Dina Perry
Research Portfolio
[End Photo Caption]

[illustration: pie cut in four equal portions, evenly distributed to Gordon Crawford, Jim Drasdo, Dina Perry, and Research Portfolio]

FORETELLING A COMPANY'S FUTURE GROWTH

[illustration: pie cut in four equal portions]

The growth portion of your fund's objective is achieved if we can give you back substantially more money than you gave us. The fund attempts to do that by buying stock - or, more accurately, by becoming a part-owner of companies whose future prospects appear so bright that their value will increase. As other investors recognize a company's value, they are willing to pay a higher price for the opportunity to own a share of its stock. And when the stock price increases, your initial investment is worth more.

It sounds so easy. The hard part is foretelling the future - identifying the companies that can provide us with the best growth opportunities.

HUNTING FOR BARGAINS

Recognized growth opportunities are often expensive, so the fund tries to hunt for companies with unrecognized growth potential. These "bargains" take the shape of well-run companies whose products or services are temporarily out of favor; whose management or strategic approach may be in transition; whose opportunities lie in new, burgeoning businesses or marketplaces; or whose value isn't written on a balance sheet - visionary leaders, a creative strategy or a shift in consumer demand, for instance.

STRONG SOURCES OF GROWTH

"One historically strong source of growth for the fund has been in the technology field," says Jim Drasdo, president of Fundamental Investors and one of its three portfolio counselors. "Two of the fund's ten largest holdings, Intel (+130.7%) and Texas Instruments (+23.2%), illustrate how advantageous it is to recognize value early."

When the fund became interested in buying Intel's stock in 1992, one could have argued just as forcefully for a major competitor. "Both were attractive microprocessing companies, but the competitor was much cheaper," said Jim. "However, making a decision solely on price would have been the wrong thing to do. We were able to recognize something early on at Intel that wasn't reflected on a balance sheet - valuable intellectual property and a highly effective management team. Intel has gone on to execute its plan flawlessly and the fund's investment in the company has increased more than five-fold."

"Now I'm looking at Texas Instruments (owned by the fund since 1983) with the same enthusiasm," continues Jim, "because I believe it has the potential to become the most improved semiconductor company over the next few years."

As Dina Perry, another counselor, points out, "Texas Instruments' earnings are in the tank right now." In spite of that - or perhaps because of that - all three portfolio counselors have purchased more of TI in their portions of the fund. "TI is doing the right things to prepare for its future," Dina continues, "by selling its lucrative defense business and unprofit-able portable computer business in order to invest in the high-growth digital-signal processing portion of its semiconductor business. We may be early on this but we're willing to wait."

"Technology is the fastest growing industry in the world," says Gordon Crawford, the other counselor, "so I think it's a truly outstanding place to be invested. Though the business goes through a downturn every few years, the good companies tend to work through it quickly - and then things are off and running again."

Other technology companies that have provided growth to the fund include the recently acquired Dell Computer and the long-time holding of IBM. Dell, a direct distributor of "Wintel" products, has soared on the wings of Microsoft's Windows operating system and Intel's microprocessors. Purchased very inexpensively, Dell was up 206.9% in 1996 and has increased almost 700% since we began buying it just 18 months ago. IBM, on the other hand, has been a holding since we began managing Fundamental Investors 18 years ago (and even before that - the fund has owned IBM since 1956). In recent years we have waited patiently for IBM to reemerge as an important player. Now, as the technology industry's preeminent field organization, it adds significant value to its clients (and in the last year, to the fund, +64.6%).

[illustration: abstract illustration from cover]

[Pull Quote]
The secret to growth-oriented investing is discovering value before others recognize it.
[End Pull Quote]

THE CHALLENGING SEARCH FOR INCOME

"The hardest part about managing a growth-and-income fund in today's market is coming up with the income," says Jim. No matter what's happening in the market, the income objective carries a constant and specific goal the counselors have set for themselves.

"All three of us strive to meet a certain income level," continues Jim. "We have paid at least a dime a share for 62 consecutive quarters and hope to continue that tradition."

Where does the "dime" come from? How does a growth-and-income fund earn the income to pay out to its shareholders? We invest part of the portfolio in stocks that pay high, regular dividends. These typically include banks, utilities and oil companies.

GETTING INCOME FROM ENERGY

In this last year, all three portfolio counselors shifted their focus to energy companies as an income source. Each, of course, arrived at the decision separately, but collectively, they brought the fund's energy holdings (a combination of oil, energy service and energy equipment companies) up from 8.8% at the end of 1995 to 15.1% at the end of 1996.

"Energy is my largest industry holding in the fund," says Gordon. "I was initially attracted to it for the income these stocks can provide. Several things are going on in this field that appeal to me. First of all, the price of oil is up, and though many analysts believe it won't last, prices keep hanging up there. I think we're in a sustained, moderate economic recovery all across the globe, so I believe demand for oil will remain pretty robust. Secondly, energy service companies are utilizing breakthrough technology to find oil inexpensively. And thirdly, this is a business that's ripe for cost-cutting and restructuring."

"There are two other factors that appeal to me about energy," says Dina. "One is instability in the Middle East, which has impacted the price of oil. The other thing - and this is important to Fundamental Investors, which tries to find companies that are fundamentally strong but undetected by the masses - is that energy is really an unloved industry. Since it was not owned by many institutions, it was relatively cheap. It had the yield and was a good value for the price."

"I look around the world and see positive trends," says Jim. "The fall of communism, the rise in capitalism and the trend toward free trade. The one thing I worry about derailing all this is a flare-up in the Middle East that would drive oil prices through the roof. So to me, owning oil companies is an insurance policy to protect against that scenario."

THE BENEFIT OF RESEARCH

With many oil stocks selling at bargain prices and economic trends starting to work in their favor, the question becomes which companies to buy. After all, whether an industry is doing well or poorly, some companies will do better than others. With that in mind, Jim consulted our oil analyst, Mike Kerr (who is also an officer of your fund).

"I said to Mike, $I'm looking for two things - yield and a Middle East insurance policy.' Of the three highest yielding oil companies, I asked him which was in the best shape and which one has the most leverage if the Middle East flares up."

"What I'm most excited about is new abilities to drill for oil in places you heretofore couldn't - like the deep waters in the Gulf of Mexico," says Gordon. "I don't know the companies like our analysts do, so together we look at all the companies that make equipment to drill for oil in deep waters and determine which have the best prospects."

Ideas and concepts, with the aid of research and information, lead to buying decisions about individual companies. At the end of 1996, as you can see on page 12 of the fund's portfolio, you owned a portion of 20 energy companies. Together, they contributed significantly to each quarter's 10-cent-a-share income dividend.

[illustration: pie cut in four equal portions]

[illustration: abstract illustration from cover]

[Pull Quote]
Some shareholders need income now; for others, it may provide a cushion against rough spots in the market.
[End Pull Quote]

TAKING OUR FOOT OFF THE PEDAL

For several years now, the market has been speeding along, and we've had a great ride. In our concern over encountering a market set back, we have recently taken a more cautious approach.

"We don't want to be caught dancing too fast when the music stops," warns Jim. "We've done a good job in the bull phase but no one knows when it will end. So we've each done something in our own way to protect our shareholders while still helping them achieve their goals."

STICKING TO UNDERVALUED COMPANIES

"One way to prepare for a down market," says Dina, "is to buy stocks that never really went up when the rest of the market went up. The expectation is that these stocks have a good chance of improving if the market continues to grow and broaden, yet if the market corrects, they have less room to fall and therefore won't get hurt quite as badly. One sector in that category is paper and forest product companies. Since they haven't done that well yet, they have the advantage of being cheap."

Jim agrees with that concept. "Even within a hot group like computers, a Tandem Computers that's flat on its back probably wouldn't go down much if the market fell since it's already at a near all-time low valuation."

GOING GLOBAL

An alternative to taking our foot off the pedal has been to go global.

"I still think we're in a uniquely benign environment," says Gordon, "so I want to be fully invested in stocks. I don't expect a horrible market blowout like we had from 1969 to '74. I think a more likely scenario might be that growth stays very low, or that we have a recession and Europe never comes out of its recession, and things just stay really sluggish. In an environment like that, I think interest rates go a lot lower, helping quality growth companies do pretty well.

"So if you look at my part of Fundamental Investors, you'll find global growth companies that sell basic products people want. As people in Eastern Europe, India, China, Russia, Latin America and the Pacific Basin get disposable income, they want things we take for granted - toothpaste, toothbrushes, batteries, razors, soda pop and videos. The companies that produce these products are familiar and have established brand names, shelf space and distribution. Unless something happens, these companies are likely to grow 15-20% over the next 20 years, regardless of what's going on in the U.S."

INFORMATION IS THE KEY

During uncertain times in the market, the best approach is to know as much as we can about the companies in which the fund is invested, to ensure that we make solid, long-term decisions.

"We have so many ways to get information," says Dina. "We meet with the companies at their headquarters or they come to us. We go to conferences. Our analysts visit the companies we are considering along with their competitors and suppliers. We get information electronically, we read reports, we share information with each other."

"We actually have too much information," says Gordon. "The challenge is making sense of it all. Applying judgment to all this data is the key. Most of the skill is figuring out which parts to focus on so you aren't overrun with trivia."

KEEPING SIGHT OF OUR OBJECTIVES

As we take precautions against possible short-term market dips, we still keep in mind our goals - to seek long-term growth of capital and income through investments in common stocks. In other words, we will strive to return more dollars to you in the future than you gave us initially, while providing a cushion of income today.

We work to achieve these goals by seeking out 1) hidden value in growth-oriented companies and 2) stability of income from dividend-paying companies. We adjust our focus as opportunities and challenges present themselves, while always keeping the fund's mission in mind.

[illustration: pie cut in four equal portions]

[illustration: abstract illustration from cover]

[Pull Quote]
We can take precautions while still seeking to meet our objectives of growth and income.
[End Pull Quote]

FUNDAMENTAL INVESTORS, INC.
INVESTMENT PORTFOLIO - December 31, 1996

                                                                   Percent
                                                                    Of net
LARGEST EQUITY-TYPE HOLDINGS                                        Assets

Atlantic Richfield                                                    2.77%
Texas Instruments                                                      2.24
Royal Dutch Petroleum/"Shell" Transport and Trading                    1.53
Exxon                                                                  1.46
Pfizer                                                                 1.44
Time Warner                                                            1.39
Seagram                                                                1.33
AT&T                                                                   1.28
Intel                                                                  1.28
Walt Disney                                                            1.25


                                                                 Shares or        Market    Percent
EQUITY-TYPE SECURITIES                                           Principal         Value         Of
(Common and Preferred Stocks and                                    Amount         (000) Net Assets
Convertible Debentures)
----------------------------------------------------            ----------    ---------- ----------
Energy Sources & Equipment- 15.14%
Atlantic Richfield Co.                                              1500000     $198,750       2.77%
Royal Dutch Petroleum Co. (New York Registered
 Shares) (Netherlands)                                               612900        104653
"Shell" Transport and Trading Co.,                                                              1.53
 PLC (New York Registered Shares)                                     50000          5119
 (United Kingdom)
Exxon Corp.                                                         1070000        104860       1.46
Murphy Oil Corp./1/                                                 1535000         74831       1.04
Baker Hughes Inc.                                                   1950000         67275        .94
Halliburton Co.                                                     1075000         64769        .90
Societe Nationale Elf  Aquitaine (American Depositary Receipts)
 (France)                                                           1400000         63350        .88
Suncor Inc. (Canada)                                                1187000         49119        .69
Schlumberger Ltd. (Netherlands Antilles)                             466700         46612        .65
Phillips Petroleum Co.                                              1050000         46462        .65
Western Atlas Inc./1/                                                600000         42525        .60
Chevron Corp.                                                        600000         39000        .54
Unocal Corp.                                                         900000         36562        .52
Enterprise Oil PLC (United Kingdom)                                 3000000         33185        .46
Texaco Inc.                                                          300000         29438        .41
British Petroleum Co. PLC (American Depositary
 Receipts) (United Kingdom)                                          193370         27338        .38
Union Pacific Resources Group, Inc.                                  647421         18937        .26
TOTAL, Class B (American Depositary Receipts)
 (France)                                                            407013         16382        .24
Cyprus Amax Minerals Co., convertible preferred,
 Series A                                                            200000         10700        .15
Sun Co., Inc., Series A                                              146314          3676
Sun Co., Inc.                                                         48186          1175        .07
Food & Household Products- 5.44%
Unilever NV (New York Registered Shares) (Netherlands)               405000         70976        .99
Colgate-Palmolive Co.                                                725000         66881        .93
Kellogg Co.                                                          925000         60703        .85
General Mills, Inc.                                                  775000         49116        .69
McCormick & Co.                                                     1660000         39114        .55
Archer Daniels Midland Co.                                          1700000         37400        .52
H.J. Heinz Co.                                                      1000000         35750        .50
CPC International Inc.                                               381100         29535        .41
Health & Personal Care- 5.35%
Pfizer Inc                                                          1250000        103594       1.44
Merck & Co., Inc.                                                    950000         75288       1.05
Johnson & Johnson                                                   1340000         66665        .93
American Home Products Corp.                                        1000000         58625        .82
AB Astra, Class A (American Depositary Receipts)
 (Sweden)                                                            800000         39200        .55
Eli Lilly and Co.                                                    300000         21900        .31
Kimberly-Clark Corp.                                                 130000         12382        .17
Gillette Co.                                                          75000          5831        .08
Electronic Components- 4.82%
Texas Instruments Inc.                                              2509128        159957       2.24
Intel Corp.                                                          700000         91656       1.28
Motorola, Inc.                                                      1300000         79787       1.11
Cirrus Logic, Inc. 6.00% convertible debentures 2003/2/        $15,000,000          13612        .19
Business & Public Services- 4.11%
Omnicom Group Inc.                                                  1300000         59475        .83
Federal Express Corp./1/                                            1300000         57850        .81
Shared Medical Systems Corp.                                         935000         46049        .64
Avery Dennison Corp.                                                1000000         35375        .49
Humana Inc./1/                                                      1800000         34425        .48
Browning-Ferris Industries, Inc.                                    1300000         34125        .48
United HealthCare Corp.                                              300000         13500        .19
Ecolab Inc.                                                          300000         11288        .16
NCR Corp./1/                                                          75000          2503        .03
Banking- 4.03%
PNC Bank Corp.                                                      1200000         45150        .63
Wells Fargo & Co.                                                    166666         44958        .63
Fleet Financial Group, Inc.                                          900000         44887        .63
Norwest Corp.                                                       1000000         43500        .61
CoreStates Financial Corp                                            830000         43056        .60
KeyCorp                                                              450000         22725        .32
First Union Corp.                                                    250000         18500        .26
Citicorp                                                             150000         15450        .21
First Chicago NBD Corp.                                              200000         10750        .14
Chemicals- 3.86%
Mallinckrodt Inc.                                                   1423000         62790        .88
Air Products and Chemicals, Inc.                                     775000         53572        .75
Engelhard Corp.                                                     1900000         36337        .51
Imperial Chemical Industries PLC (American Depositary
 Receipts) (United Kingdom)                                          500000         26000        .36
E.I. du Pont de Nemours and Co.                                      250000         23594        .33
Hoechst AG (Germany)                                                 400000         18908        .26
Eastman Chemical Co.                                                 300000         16575        .23
Witco Corp.                                                          500000         15250        .21
Georgia Gulf Corp.                                                   450000         12094        .17
IMC Global Inc.                                                      300000         11738        .16
Telecommunications- 3.56%
AT&T Corp./1/                                                       2200000         91850       1.28
U S WEST Communications Group                                       2450000         79012       1.11
MCI Communications Corp.                                             600000         19613        .27
Bell Atlantic Corp.                                                  300000         19425        .27
NYNEX Corp.                                                          400000         19250        .27
Ameritech Corp.                                                      259600         15738        .22
AirTouch Communications/1/                                           250000          6312        .09
Pacific Telesis Group                                                100000          3675        .05
Forest Products & Paper- 3.50%
Weyerhaeuser Co.                                                    1800000         85275       1.20
Union Camp Corp.                                                     900000         42975        .60
Georgia-Pacific Corp.                                                400000         28800        .40
International Paper Co.                                              700000         28263        .39
Rayonier Inc.                                                        675000         25903        .36
James River Corp. of Virginia                                        514300         17036        .24
Bowater Inc.                                                         350000         13169        .18
Deltic Timber Corp./1/ /3/                                           438571          9484        .13
Multi-Industry- 3.44%
AlliedSignal Inc.                                                    900000         60300        .84
Textron Inc.                                                         613500         57822        .81
CITIC Pacific Ltd. (Hong Kong)                                      8500000         49347        .69
U.S. Industries, Inc./1/                                            1000000         34375        .48
Tenneco Inc./1/                                                      675000         30459        .42
Whitman Corp.                                                        400000          9150        .13
Harsco Corp.                                                          75000          5138        .07
Broadcasting & Publishing- 3.21%
Time Warner Inc.                                                    2574000         96525
Time Warner Inc. 10.25% cumulative exchangeable                                                 1.39
 preferred, Series M                                                   3145          3413
News Corp. Ltd. (American Depositary Receipts)
 (Australia)                                                        2200000         45925
News Corp. Ltd., preferred shares (American Depositary                                           .91
 Receipts)                                                          1100000         19388
E.W. Scripps Co., Class A                                            700000         24500        .34
Comcast Corp., Class A, special stock                                810784         14442        .20
Viacom Inc., Class B/1/                                              305000         10637        .15
Tele-Communications, Inc., Series A, TCI Group/1/                    636115          8309        .12
Tele-Communications, Inc., Series A, Liberty Media Group/1/          251003          7169        .10
Leisure & Tourism- 3.08%
Walt Disney Co.                                                     1290085         89822       1.25
ITT Corp./1/                                                        1550000         67231        .94
McDonald's Corp.                                                    1400000         63350        .89
Machinery & Engineering- 3.01%
Caterpillar Inc.                                                    1000000         75250       1.05
Deere & Co.                                                         1350000         54844        .77
Parker Hannifin Corp.                                               1150000         44562        .61
Cummins Engine Co., Inc./2/                                          500000         23000        .32
Case Corp.                                                           300000         16350        .23
Newport News Shipbuilding Inc./1/                                    135000          2025        .03
Insurance- 2.82%
General Re Corp.                                                     465000         73354       1.02
Aetna Inc.                                                           450000         36000
Aetna Inc. 6.25% convertible preferred, Class C                       50000          3969        .56
SAFECO Corp.                                                         900000         35494        .50
CNA Financial Corp./1/                                               320000         34240        .48
American International Group, Inc.                                   108750         11772        .16
Allstate Corp.                                                       120000          6945        .10
Merchandising- 2.75%
Limited Inc.                                                        4000000         73500       1.03
May Department Stores Co.                                            800000         37400        .52
Mercantile Stores Co., Inc.                                          725000         35797        .50
Sears, Roebuck and Co.                                               650000         29981        .42
Wal-Mart Stores, Inc.                                                450000         10294        .14
Toys "R" Us, Inc./1/                                                 342400         10272        .14
Data Processing & Reproduction- 2.62%
Hewlett-Packard Co.                                                 1050000         52763        .74
International Business Machines Corp.                                330000         49830        .70
Oracle Corp./1/                                                      600000         25050        .35
Dell Computer Corp./1/                                               464836         24694        .34
Adobe Systems Inc.                                                   625000         23359        .33
Tandem Computers Inc./1/                                             850000         11688        .16
Aerospace & Military Technology- 1.88%
Raytheon Co.                                                         925000         44516        .62
McDonnell Douglas Corp.                                              550000         35200        .49
Litton Industries, Inc./1/                                           500000         23813        .33
Sundstrand Corp.                                                     500000         21250        .31
Boeing Co.                                                            90670          9645        .13
Utilities: Electric & Gas- 1.76%
DTE Energy Co.                                                      1000000         32375        .45
Houston Industries Inc.                                             1350000         30544        .43
PanEnergy Corp                                                       300000         13500        .19
Eastern Utilities Associates                                         640000         11120        .16
Florida Progress Corp.                                               300000          9675        .13
Edison International                                                 450000          8944        .12
Long Island Lighting Co.                                             350000          7744        .11
Texas Utilities Co.                                                  120800          4923        .07
Entergy Corp.                                                        150000          4162        .06
El Paso Natural Gas Co.                                               62775          3170        .04
Beverages & Tobacco- 1.66%
Seagram Co. Ltd. (Canada)                                           2450000         94938       1.33
PepsiCo, Inc.                                                        550000         16088        .22
Anheuser-Busch Companies, Inc.                                       200000          8000        .11
Electrical & Electronics- 1.58%
Nokia Corp., Class A (American Depositary Receipts)
 (Finland)                                                          1000000         57625        .81
Lucent Technologies Inc.                                            1198900         55449        .77
Recreation & Other Consumer Products- 1.56%
Duracell International Inc.                                         1200000         83850       1.17
Eastman Kodak Co.                                                    350000         28087        .39
Industrial Components- 1.31%
Rockwell International Corp./1/                                      635000         38656        .54
Goodyear Tire & Rubber Co.                                           700000         35962        .50
Dana Corp.                                                           600000         19575        .27
Transportation: Airlines- 1.22%
AMR Corp./1/                                                         500000         44063        .61
Delta Air Lines, Inc.                                                610000         43234        .61
Metals: Nonferrous- 1.18%
Aluminum Co. of America                                             1150000         73312       1.02
Alumax Inc./1/                                                       250000          8344        .12
Inco Ltd. (Canada)                                                   100000          3187        .04
Automobiles- 1.08%
General Motors Corp.                                                1100000         61325        .86
Ford Motor Co., Class A                                              505605         16116        .22
Transportation: Rail & Road- 1.07%
Union Pacific Corp.                                                  764419         45961        .64
Conrail, Inc.                                                        244954         24403        .34
Canadian National Railway System (Canada)                            175000          6650        .09
Financial Services- 1.01%
Federal Home Loan Mortgage Corp.                                     350000         38544        .54
Federal National Mortgage Assn.                                      860000         32035        .45
Associates First Capital Corp., Class A                               40000          1765        .02
Appliances & Household Durables- 1.01%
Philips Electronics NV (New York Registered Shares)
 (Netherlands)                                                      1741700         69668       1.01
Philips Electronics NV                                                58300          2364
Miscellaneous Materials & Commodities- 0.94%
Potash Corp. of Saskatchewan Inc. (Canada)                           675000         57375        .80
TRINOVA Corp.                                                        266700          9701        .14
Electronic Instruments- 0.59%
Tektronix, Inc.                                                      825000         42281        .59
Metals: Steel- 0.40%
Allegheny Teledyne Inc.                                             1000000         23000        .32
Armco Inc., cumulative convertible preferred                         124000          5363        .08
Miscellaneous
Other equity-type securities in initial period
 of acquisition                                                                    308059       4.30
                                                                             ----------- -----------
TOTAL EQUITY-TYPE SECURITIES (cost: $5,107,564,000)                               6684190      93.29
                                                                             ----------- -----------

                                                                 Principal
                                                                    Amount
                                                                     (000)

Bonds & Notes
--------------------------------------------------------        ----------    ---------- -----------
Industrials - 0.67%
Cablevision Systems Corp. 9.875% 2013                              $14,000          13790        .19
Time Warner Inc. 10.15% 2012                                           6000          7196        .10
PriCellular Wireless Corp. 0%/12.25% 2003 /4/                          5000          4275        .06
J. Ray McDermott, SA 9.375% 2006                                       4000          4200        .06
Falcon Drilling Co., Inc.:
 Series B, 8.875% 2003                                                 2500          2550
 Series B, 9.75% 2001                                                  1500          1575        .06
Bell Cablemedia PLC 0%/11.95% 2004 /4/                                 4000          3490        .05
MFS Communications Co., Inc. 0%/9.375% 2004 /4/                        4000          3470        .05
Forcenergy Inc. 9.50% 2006                                             2250          2346        .03
Abraxas Petroleum Corp. 11.50% 2004/2/                                 2000          2135        .03
Texas Petrochemicals Corp. 11.125% 2006                                1500          1612        .02
Cliffs Drilling Co., Series B 10.25% 2003                              1500          1596        .02
                                                                              ---------- ----------
                                                                                    48235        .67
                                                                              ---------- ----------
Transportation- 0.20%
Delta Air Lines, Inc., Series 1993-A2, 10.50% 2016 /5/                11500         14049        .20

                                                                              ---------- ----------
U.S. Treasury Obligations- 0.49%
6.875% 1997                                                           20000         20072
6.375% 1997                                                           15000         15077        .49
                                                                              ---------- ----------
                                                                                    35149        .49
                                                                              ---------- ----------
TOTAL BONDS & NOTES (cost: $93,273,000)                                             97433       1.36
                                                                              ---------- ----------
Short-Term Securities
----------------------------------------------------
CORPORATE SHORT-TERM NOTES-4.98%
IBM Credit Corp. 5.36%-5.49% due 1/14-1/28/97                     $ 53,200      $ 53,007       0.74%
General Electric Capital Corp. 5.31%-6.50% due 1/2-2/3/97             53000         52889        .74
International Lease Finance Corp. 5.28%-5.30%
 due 1/10-1/23/97                                                     51000         50884        .71
National Rural Utilities Cooperative Finance Corp.
 5.28%-5.31% due 1/10-1/22/97                                         49200         49109        .69
Ford Motor Credit Co. 5.32%-5.46% due 1/6-2/12/97                     41500         41356        .58
Raytheon Co. 5.34%-5.39% due 1/13-1/17/97                             37700         37617        .52
American Express Credit Corp. 5.32% due 1/3-1/7/97                    30300         30284        .42
Gannett Co., Inc. 5.37% due 1/16/97                                   25300         25239        .35
Procter & Gamble Co. 5.28% due 1/9-1/24/97                            16700         16662        .23
                                                                              ---------- ----------
                                                                                   357047       4.98
                                                                              ---------- ----------
FEDERAL AGENCY DISCOUNT NOTES-0.25%
Federal Home Loan Mortgage Corp. 5.295%-5.62%
 due 1/23-1/30/97                                                     17900         17838        .25
                                                                              ---------- ----------

TOTAL SHORT-TERM SECURITIES (cost: $374,887,000)                                   374885       5.23
                                                                              ---------- ----------
TOTAL INVESTMENT SECURITIES (cost: $5,575,724,000)                                7156508      99.88
Excess of cash and receivables over payables                                         8865        .12
                                                                              ---------- ----------
NET ASSETS                                                                    $7,165,373     100.00%
                                                                              ========== ==========
/1/ Non-income-producing securities.

/2/ Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

/3/Represents a when-issued security.

/4/ Represents a step bond; coupon rate will increase at a later date.

/5/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

See Notes to Financial Statements



EQUITY-TYPE SECURITIES APPEARING IN
THE PORTFOLIO SINCE JUNE 30, 1996

Allegheny Teledyne
Bowater
Browning-Ferris Industries
Canadian National Railway System
Cirrus Logic
Comcast
Deltic Timber
El Paso Natural Gas
Elf Aquitaine
Engelhard
Enterprise Oil
International Paper
ITT
Kellogg
McCormick
McDonald's
McDonnell Douglas
NCR
Newport News Shipbuilding
PanEnergy
Raytheon
Shared Medical Systems
Societe Nationale Elf Aquitaine
Suncor
Union Pacific Resources
Witco


EQUITY-TYPE SECURITIES ELIMINATED FROM THE
PORTFOLIO SINCE JUNE 30, 1996

ALLTEL
Betz Laboratories
Bristol-Myers Squibb
Cemex
Chase Manhattan
Deutsche Bank
Digital Equipment
Dresser Industries
Fruit of the Loom
General Public Utilities
Interpublic Group of Companies
LIN Television
McKesson
Pacific Gas and Electric
Pharmacia & Upjohn
Siemens
Southern Pacific Rail
Tandy
TIG Holdings
Tribune
Walgreen
WMX Technologies
Xerox

Fundamental Investors, Inc.
Financial Statements
Statement of Assets and Liabilities          (dollars in     thousands)
at December 31, 1996

----------------------------------------    ------------   ------------
Assets:
Investment securities at market
 (cost: $5,575,724)                                          $7,156,508
Cash                                                                112
Receivables for-
 Sales of investments                           $ 11,060
 Sales of fund's shares                           13,127
 Dividends and accrued interest                   10,017         34,204
                                            ------------   ------------
                                                              7,190,824
Liabilities:
Payables for-
 Purchases of investments                          7,905
 Repurchases of fund's shares                     14,505
 Management services                               1,821
 Accrued expenses                                  1,220         25,451
                                            ------------   ------------
Net Assets at December 31, 1996-
 Equivalent to $24.54 per share on
 291,977,471 shares of $1 par value
 capital stock outstanding (authorized
 capital stock-500,000,000 shares)                           $7,165,373
                                                          =============
Statement of Operations
for the Year Ended December 31, 1996         (dollars in     thousands)
                                            ------------   ------------
Investment Income:
Income:
 Dividends                                     $ 119,649
 Interest                                         25,526      $ 145,175
                                            ------------
Expenses:
 Management services fee                          18,267
 Distribution expenses                            13,010
 Transfer agent fee                                5,336
 Reports to shareholders                             214
 Registration statement and prospectus               891
 Postage, stationery and supplies                  1,191
 Directors' fees                                     105
 Auditing and legal fees                              49
 Custodian fee                                       270
 Taxes other than federal income tax                   1
 Other expenses                                       86         39,420
                                            ------------   ------------
Net investment income                                           105,755
                                                           ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                               528,775
Net increase in unrealized
 appreciation on investments:
 Beginning of year                             1,104,466
 End of year                                   1,580,787
  Net unrealized appreciation               ------------
   on investments                                               476,321
 Net realized gain and unrealized                          ------------
  appreciation on investments                                 1,005,096
Net Increase in Net Assets Resulting                       ------------
 from Operations                                             $1,110,851
                                                           ============

Statement of Changes in Net Assets           (dollars in     thousands)
----------------------------------------   -------------  -------------

                                              Year Ended    December 31
                                                    1996           1995
Operations:                                -------------  -------------
Net investment income                        $   105,755    $    75,570
Net realized gain on investments                 528,775        145,011
Net unrealized appreciation
 on investments                                  476,321        815,253
                                           -------------  -------------
 Net increase in net assets
  resulting from operations                    1,110,851      1,035,834
                                           -------------  -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income            (100,250)       (71,173)
Distributions from net realized
 gain on investments                            (470,174)      (128,122)
                                           -------------  -------------
 Total dividends and distributions              (570,424)      (199,295)
                                           -------------  -------------
Capital Share Transactions:
Proceeds from shares sold:
 90,269,651 and 76,628,416
 shares, respectively                          2,123,860      1,553,921
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 21,801,000 and 8,766,797 shares,
 respectively                                    534,260        181,420
Cost of shares repurchased:
 33,388,411 and 21,343,594
 shares, respectively                           (787,668)      (428,456)
 Net increase in net assets resulting      -------------  -------------
  from capital share transactions              1,870,452      1,306,885
                                           -------------  -------------
Total Increase in Net Assets                   2,410,879      2,143,424

Net Assets:
Beginning of year                              4,754,494      2,611,070

End of year (including undistributed       -------------  -------------
 net investment income:  $15,128 and
 $9,623, respectively)                        $7,165,373     $4,754,494
                                           =============  =============



See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income through investments in common stocks. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in those transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

   Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $270,000 includes $23,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of December 31, 1996, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,580,784,000, of which $1,650,239,000 related to appreciated securities and $69,455,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended December 31, 1996. The cost of portfolio securities for book and federal income tax purposes was $5,575,724,000 at December 31, 1996.

3. The fee of $18,267,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $800 million of average net assets; 0.336% of such assets in excess of $800 million but not exceeding $1.8 billion; 0.30% of such assets in excess of $1.8 billion but not exceeding $3.0 billion; and 0.276% of such assets in excess of $3.0 billion.

Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1996, distribution expenses under the Plan were $13,010,000. As of December 31, 1996, accrued and unpaid distribution expenses were $921,000.

American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $5,336,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $7,993,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1996, aggregate amounts deferred and earnings thereon were $252,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of December 31, 1996, accumulated undistributed net realized gain on investments was $105,368,000 and additional paid-in capital was $5,172,113,000. The fund made purchases and sales of investment securities, excluding short-term securities, of $3,537,440,000 and $2,206,198,000, respectively, during the year ended December 31, 1996.

PER-SHARE DATA AND RATIOS

                                                           Year        ended   December         31
                                         ---------    ---------    ---------   --------  --------
                                               1996         1995         1994       1993      1992
                                         ---------    ---------    ---------   --------  --------
Net Asset Value, Beginning
 of Year                                      22.29         17.5        18.15      17.52     17.47
                                         ---------    ---------    ---------   --------  --------

Income from Investment
 Operations:
 Net investment income                         .41          .41          .42        .44       .44
 Net realized and unrealized
  gain (loss) on investments                  4.00         5.46         (.18)       2.65      1.27
  Total income from                      ---------    ---------    ---------   --------  --------
   investment operations                      4.41         5.87          .24        3.09      1.71
                                         ---------    ---------    ---------   --------  --------
Less Distributions:
 Dividends from net investment
  income                                      (.40)        (.40)        (.44)      (.43)     (.42)
 Distributions from net realized
  gains                                      (1.76)        (.68)        (.45)     (2.03)    (1.24)
                                         ---------    ---------    ---------   --------  --------
   Total distributions                       (2.16)       (1.08)        (.89)     (2.46)    (1.66)
                                         ---------    ---------    ---------   --------  --------
Net Asset Value, End of Year                  24.54        22.29         17.5      18.15     17.52
                                         =========    =========    =========   ========  ========
Total Return/1/                             19.99%       34.21%        1.33%      18.16%    10.19%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                             $7,165       $4,754       $2,611     $1,979    $1,440
 Ratio of expenses to average
  net assets                                   .66%         .70%         .68%       .65%      .65%
 Ratio of net income to
  average net assets                          1.78%        2.08%        2.45%      2.43%     2.56%
 Average commissions paid
  per share/2/                               5.69ce    5.95cents   6.02cents  6.14cents 7.53cents
 Portfolio turnover rate                     39.07%       25.47%       23.02%     29.22%    23.98%



/1/ Calculated without deducting a
sales charge. The maximum sales
charge is 5.75% of the fund's
offering price.

/2/ Brokerage commissions paid on
portfolio transactions increase the
cost of securities purchased or
reduce the proceeds of securities
sold, and are not separately
reflected in the fund's statement
operations. Shares traded on a
principal basis (without commission),
such as fixed-income transactions,
are excluded.

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders of Fundamental Investors, Inc.:

We have audited the accompanying statement of assets and liabilities of Fundamental Investors, Inc. (the "Fund"), including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Fundamental Investors, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
January 29, 1997

1996 TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 53% of the dividends paid by the fund from net investment income represents qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, two percent of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WAS MAILED IN JANUARY 1997 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

DIRECTORS AND OTHER OFFICERS

DIRECTORS

GUILFORD C. BABCOCK
San Marino, California
Associate Professor of Finance,
School of Business Administration,
University of Southern California

CHARLES H. BLACK
Pacific Palisades, California
Private investor and consultant; former Executive
Vice President and Director, KaiserSteel Corporation

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

HERBERT HOOVER III
San Marino, California
Private investor

GAIL L. NEALE
Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
Executive Vice President of the Salzburg Seminar;
former Director of Development and of
the Capital Campaign, Hampshire College

KIRK P. PENDLETON
Southampton, Pennsylvania
Chairman and Chief Executive Officer, Cairnwood, Inc.
(venture capital investment)

JAMES W. RATZLAFF
San Francisco, California
Senior Partner,
The Capital Group Partners L.P.

HENRY E. RIGGS
Claremont, California
President and Professor of Engineering,
Harvey Mudd College

R. MICHAEL SHANAHAN
Los Angeles, California
Chairman of the Board and
Principal Executive Officer,
Capital Research and Management Company

WALTER P. STERN
New York, New York
CHAIRMAN OF THE BOARD OF THE FUND
Chairman of the Board,
Capital Group International, Inc.

CHARLES WOLF, JR., PH.D.
Santa Monica, California
Dean, The RAND Graduate School;
Senior Economic Adviser,
The RAND Corporation

OTHER OFFICERS

JAMES E. DRASDO
Los Angeles, California
PRESIDENT OF THE FUND
Senior Vice President and Director,
Capital Research and Management Company

GORDON CRAWFORD, Los Angeles, California
SENIOR VICE PRESIDENT OF THE FUND
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
SENIOR VICE PRESIDENT OF THE FUND
Executive Vice President and Director,
Capital Research and Management Company

DINA N. PERRY, Washington, D.C.
SENIOR VICE PRESIDENT OF THE FUND
Vice President,
Capital Research and Management Company

MICHAEL T. KERR, Los Angeles, California
VICE PRESIDENT OF THE FUND
Senior Vice President,
Capital Research Company

JULIE F. WILLIAMS, Los Angeles, California
SECRETARY OF THE FUND
Vice President -- Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL, Brea, California
TREASURER OF THE FUND
Senior Vice President -- Fund Business Management Group,
Capital Research and Management Company

PATRICK F. QUAN, San Francisco, California
ASSISTANT SECRETARY OF THE FUND
Vice President -- Fund Business Management Group,
Capital Research and Management Company

ROBERT P. SIMMER, Norfolk, Virginia
ASSISTANT TREASURER OF THE FUND
Vice President -- Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and
Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
(Please write to the address nearest you.)
American Funds Service Company

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of Fundamental Investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

SHAREHOLDER SERVICES

ARE YOU AWARE OF YOUR RIGHTS?

Did you know you may be eligible for a sales charge discount when you buy shares of most American Funds? The discounts begin when your investments total $25,000 for bond funds or $50,000 for stock and stock/bond funds - and the good news is you don't have to invest the whole amount at one time.

Through your RIGHT OF ACCUMULATION, when you purchase additional shares you can add the purchase amount to the value of shares you already own - in any of our eligible funds* - in order to qualify for a sales charge discount on the new investment.

For example, suppose you already have $40,000 invested in several American Funds and you want to add $10,000. The $10,000 isn't enough to qualify for a sales charge discount by itself, but by adding your existing $40,000 account value to the new $10,000 investment (for a total investment of $50,000), you'd pass a sales charge breakpoint. The result: you have more money in your account going to work for you immediately.

Sales charges are reduced on a sliding scale as your investments increase. You'll find a detailed breakdown of all discounts in your fund's prospectus, which you can obtain from your financial adviser or by calling a Shareholder Services Representative.

OTHER WAYS TO REDUCE SALES CHARGES

You can establish a STATEMENT OF INTENTION that allows you to invest at a reduced sales charge immediately, based on purchases you intend to make over a 13-month period. Or you can AGGREGATE ACCOUNTS. If your spouse or your children under the age of 21 have accounts with The American Funds Group, you can add the value of their accounts to your investment to reach a sales charge breakpoint.* Because there are restrictions on certain types of accounts, please check with one of our Shareholder Services Representatives to verify if your accounts can be aggregated.

Whether you accumulate, aggregate or sign a statement of intention, it all adds up - to more purchasing power for you.

SNOWED IN?

Are you being buried under a blizzard of paperwork? Let The American Funds Group help you tame the storm.

THE PROBLEM: If you invest in more than one fund, account statements can pile up fast - especially if some of your funds pay monthly dividends.

THE SOLUTION: Request a consolidated quarterly account statement. All your dividend and capital gain activity in each of your funds will be consolidated in one statement and mailed to you only four times a year. (You will continue to receive confirmation statements for investment, redemption and exchange transactions as they occur.)

TO REQUEST QUARTERLY ACCOUNT STATEMENTS: Your statements can generally be consolidated if you have more than one account with The American Funds Group and they are all registered to members of your immediate family. A Shareholder Services Representative will be happy to verify if your accounts are eligible. Simply call or write American Funds Service Company or talk with your financial adviser.

For more complete information about these services or about any of the American Funds, including charges and expenses, please obtain a prospectus from your financial adviser or phone American Funds Service Company. Please read the prospectus carefully before you invest or send money. These services are subject to change or termination.

SERVICES TO MATCH YOUR LIFESTYLE

Our many free services are designed to accommodate your needs quickly, effortlessly and efficiently.

AMERICAN FUNDSLINE(R) - Handle transactions over the phone 24 hours a day. Obtain current prices and investment returns, exchange shares between funds, redeem shares, check your share balances and confirm your most recent transaction. Request duplicate statements and order checks. All on YOUR timetable. Just call 800/325-3590.

AMERICAN FUNDSLINK (SM) - Link your American Funds accounts with your bank account. You can have fund dividends or automatic fund withdrawals deposited directly into your bank account for fast, convenient, worry-free banking. Or you can invest money directly from your bank account into your fund account on either a systematic or on-demand basis.

OTHER AUTOMATIC TRANSACTIONS - You can reinvest dividends into the same fund or another fund, make withdrawals, and exchange shares between funds - quarterly, monthly or during the months you specify.

DIVIDEND AND CAPITAL GAIN OPTIONS - Use your dividend and capital gain distributions to meet your changing needs. You may:

- Automatically reinvest distributions back into the fund at no sales charge.

- Cross-reinvest dividends into another fund at no sales charge for added diversification. You can cross-reinvest if you have a balance of at least $5,000 in the originating fund or meet the minimum initial investment for the receiving fund.

- Have dividends mailed or sent electronically to you or to someone else to help meet your obligations.

EXCHANGE PRIVILEGES - When you and your investment adviser feel it's time to adjust your portfolio to meet your changing investment goals, you can easily exchange shares from one American Fund to another - without paying a sales charge.* If you are opening an account in a different fund, you must meet that fund's minimum investment requirement. Please remember that fund exchanges among many types of accounts constitute a sale and purchase for tax purposes.

RETIREMENT PLANS - Plan for the future while taking advantage of money-saving tax benefits by establishing an individual retirement account (IRA) in The American Funds Group. (Small and large businesses can also choose from a wide selection of retirement plans. Our program includes support services ranging from enrollment to administration. Administrative fees apply.)

OTHER SERVICES - Stay on top of your investments with ACCOUNT STATEMENTS that keep you abreast of the activity in your account, CONSOLIDATED QUARTERLY STATEMENTS to reduce paperwork if you have multiple accounts and YEAR-END TAX REPORTS that show the dividends and capital gain distributions paid to you during the year.

To reduce paperwork and avoid the problem of lost or destroyed certificates, your shares are credited to your account and certificates are not issued unless specifically requested.

*INVESTMENTS IN OUR MONEY MARKET FUNDS - THE CASH MANAGEMENT TRUST OF AMERICA, THE TAX-EXEMPT MONEY FUND OF AMERICA AND THE U.S. TREASURY MONEY FUND OF AMERICA - WHICH ARE PURCHASED WITHOUT A SALES CHARGE, GENERALLY DO NOT APPLY WHEN DETERMINING YOUR SALES CHARGES. IF, HOWEVER, THE SHARES WERE ORIGINALLY PURCHASED IN ANOTHER AMERICAN FUND THAT REQUIRED A SALES CHARGE, THEN LATER EXCHANGED INTO OUR MONEY MARKET FUNDS, THE VALUE OF THE SHARES WOULD APPLY TOWARD REDUCING SALES CHARGES.

TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE, CALL TOLL-FREE (8 AM TO 8 PM
ET) FROM ANYWHERE IN THE U.S.: 800-421-0180.

[illustration: map of the United States of America]

WESTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California 92822-2205

WEST CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas 78265-9522

EAST CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana 46206-6007

EASTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia 23501-2280

Printed on recycled paper
Litho in USA   SG/GRS/3197
Lit. No. FI-011-0297

[The American Funds Group(R)]